                                THE ARCH FUND, INC.
                                EXHIBIT 16
                                TOTAL RETURN
                                TRUST SHARES
                                NO LOAD CALCULATIONS
                                EQUITY INDEX FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%
--------------------------

T = (ERV/P) - 1

WHERE:          T =     TOTAL RETURN

                ERV =   REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD

                P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:      (  05/01/97 TO 05/31/97   ):
                        (   1,061.0 /1,000) - 1 =       6.10%
  YEAR TO DATE:         (  05/01/97 TO 05/31/97   ):
                        (   1,061.0 /1,000) - 1 =       6.10%
  MONTHLY:              (  05/01/97 TO 05/31/97   ):
                        (   1,061.0 /1,000) - 1 =       6.10%

                                THE ARCH FUND, INC.
                                EXHIBIT 16
                                TOTAL RETURN
                                INSTITUTIONAL SHARES
                                NO LOAD CALCULATIONS
                                EQUITY INDEX FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%
--------------------------

T = (ERV/P) - 1

WHERE:          T =     TOTAL RETURN

                ERV =   REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD

                P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:      (  05/01/97 TO 05/31/97   ):
                        (   1,061.0 /1,000) - 1 =       6.10%
  YEAR TO DATE:         (  05/01/97 TO 05/31/97   ):
                        (   1,061.0 /1,000) - 1 =       6.10%
  MONTHLY:              (  05/01/97 TO 05/31/97   ):
                        (   1,061.0 /1,000) - 1 =       6.10%

                                THE ARCH FUND, INC.
                                EXHIBIT 16
                                TOTAL RETURN
                                INVESTOR A SHARES
                                NO LOAD CALCULATIONS
                                EQUITY INDEX FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%
--------------------------

T = (ERV/P) - 1

WHERE:          T =     TOTAL RETURN

                ERV =   REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD

                P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:      (  05/01/97 TO 05/31/97   ):
                        (   1,068.8 /1,000) - 1 =       6.08%
  YEAR TO DATE:         (  05/01/97 TO 05/31/97   ):
                        (   1,068.8 /1,000) - 1 =       6.08%
  MONTHLY:              (  05/01/97 TO 05/31/97   ):
                        (   1,068.8 /1,000) - 1 =       6.08%

                                THE ARCH FUND, INC.
                                EXHIBIT 16
                                TOTAL RETURN
                                INVESTOR A SHARES
                                LOAD CALCULATIONS
                                EQUITY INDEX FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  2.50%
--------------------------

T = (ERV/P) - 1

WHERE:          T =     TOTAL RETURN

                ERV =   REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD

                P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:      (  05/01/97 TO 05/31/97   ):
                        (   1,033.9 /1,000) - 1 =       3.39%
  YEAR TO DATE:         (  05/01/97 TO 05/31/97   ):
                        (   1,033.9 /1,000) - 1 =       3.39%
  MONTHLY:              (  05/01/97 TO 05/31/97   ):
                        (   1,033.9 /1,000) - 1 =       3.39%